UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 7, 2007

SPECTRALINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation or organization)

0-28180 (Commission file number)	84-1141188 (IRS Employer Identification Number)

5755 Central Avenue, Boulder, Colorado (Address of principal executive office)	80301-2848 (Zip code)

303-440-5330

(Registrant’s telephone number)

Not Applicable

(Former name, former address and former fiscal year, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results Of Operations And Financial Condition.

On February 7, 2007, SpectraLink Corporation issued a press release announcing its financial results for the fourth quarter of 2006 and for fiscal 2006. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements And Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release dated February 7, 2007. *

*	Furnished and not filed herewith, solely pursuant to Item 2.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPECTRALINK CORPORATION

Date: February 7, 2007	By:	/S/ ERNEST J. SAMPIAS
Ernest J. Sampias, Chief Financial Officer and Principle Accounting Officer on behalf of the Registrant